EXHIBIT 99.2

DDDIGTAL LLC

CONDENSED FINANCIAL STATEMENTS

SEPTEMBER 30, 2016

INDEX TO CONDENSED FINANCIAL STATEMENTS

Condensed Balance Sheets as of September 30, 2016 (unaudited) and December 31, 2015	2

Condensed Statements of Operations and Members’ Deficit for the nine months ended September 30, 2016 and from February 12, 2015 (date of inception) through September 30, 2015 (unaudited)	3

Condensed Statements of Cash Flows for the nine months ended September 30, 2016 and from February 12, 2015 (date of inception) through September 30, 2015 (unaudited)	4

Notes to Condensed Financial Statements	5

DDDIGTAL LLC

CONDENSED BALANCE SHEETS

	September 30,	December 31,
	2016	2015
	(unaudited)
ASSETS
Current assets:
Cash	$ 8,672	$ 11,379
Accounts receivable	3,583	5,500
Total current assets	12,255	16,879

Property and equipment, net	3,333	6,338

Total assets	$ 15,588	$ 23,217

LIABILITIES AND MEMBERS' DEFICIT
Current liabilities:
Accounts payable and accrued expenses	$ 140	$ 42,223
Deferred revenue	-	12,000
Loans from members	100,000	24,588
Total current liabilities	100,140	78,811

Members' deficit	(84,552)	(55,594)

Total liabilities and members' deficit	$ 15,588	$ 23,217

The accompanying notes are an integral part of these unaudited condensed financial statements

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DDDIGTAL LLC

CONDENSED STATEMENTS OF OPERATIONS AND MEMBERS' DEFICIT

(unaudited)

		From February 12, 2015
	Nine months	(Date of inception)
	Ended	Through
	September 30, 2016	September 30, 2015
REVENUE
Services	$ 38,683	$ 97,462

OPERATING EXPENSES:
Advertising	9,252	30,690
Salaries and wages	130,791	80,331
Professional fees	38,760	89,685
Other general and administrative	19,833	35,081
Depreciation	1,637	742
Total operating expenses	200,273	236,530

Net loss from operations	(161,590)	(139,068)

OTHER INCOME (EXPENSE):
Loss on abandonment of equipment	(1,368)	-

NET LOSS	$ (162,958)	$ (139,068)

Members' deficit-beginning of period	(55,594)	-

Contributions	134,000	176,000

Net loss	(162,958)	(139,068)

Member deficit-end of period	$ (84,552)	$ 36,932

The accompanying notes are an integral part of these unaudited condensed financial statements

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DDDIGTAL LLC

CONDENSED STATEMENTS OF CASH FLOWS

(unaudited)

		From February 12, 2015
	Nine months	(Date of inception)
	Ended	Through
	September 30, 2016	September 30, 2015
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$ (162,958)	$ (139,068)
Adjustments to reconcile net loss to cash used in operating activities:
Depreciation	1,637	742
Loss on abandonment of equipment	1,368	-
Changes in operating assets and liabilities:
Accounts receivable	1,917	-
Accounts payable and accrued expenses	(42,083)	140
Deferred revenue	(12,000)	-
Net cash used in operating activities	(212,119)	(138,186)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of equipment	-	(7,663)
Net cash used in investing activities	-	(7,663)

CASH FLOWS FROM FINANCING ACTIVITIES:
Contributions by owners	134,000	176,000
Loans from members	75,412	-
Net cash provided by financing activities	209,412	176,000

Net (decrease) increase in cash	(2,707)	30,151

Cash-beginning of period	11,379	-
Cash-end of period	$ 8,672	$ 30,151

Supplemental disclosures of cash flow information:
Cash paid during the year for:
Interest	$ -	$ -
Taxes	$ -	$ -

The accompanying notes are an integral part of these unaudited condensed financial statements

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NOTE 1 – NATURE OF OPERATIONS AND BASIS OF PRESENTATION

DDDigtal, LLC, (the "Company") was organized as a limited liability company under the laws of the State of Colorado on February 12, 2015. In connection with the potential merger with Massroots, Inc., the Company converted into a Colorado corporation and changed its name from DDDigtal LLC to DDDigtal Inc. This conversion was effective November 28, 2016. Any reference to the “Company” in the accompanying condensed financial statements or these notes to the condensed financial statements shall also be a reference to DDDigtal Inc, as converted.

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America for annual financial statements.

The Company provides enterprises custom website development and full service order software solutions for legal cannabis businesses under the software name “Whaxy”.

The unaudited condensed interim financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) for interim financial information. Accordingly, they do not include all of the information and footnotes required by GAAP for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included.

The condensed balance sheet as of December 31, 2015 has been derived from audited financial statements.

Operating results for the nine months ended September 30, 2016 are not necessarily indicative of results that may be expected for the year ending December 31, 2016. These condensed financial statements should be read in conjunction with the audited financial statements for the year ended December 31, 2015.

NOTE 2 – GOING CONCERN AND MANAGEMENT’S LIQUIDITY PLANS

As of September 30, 2016, the Company had cash of $8,672 and working capital deficit of $ 87,885. During the nine months ended September 30, 2016, the Company used net cash in operating activities of $ 212,119.  The Company has not yet generated any significant revenues, and has incurred net losses since inception. These conditions raise substantial doubt about the Company’s ability to continue as a going concern.

During the nine months ended September 30, 2016, the Company raised $134,000 in cash proceeds from contributions from members and received loans from members in the amount of $ 75,412.  The Company does not believe that its current cash on hand will be sufficient to fund its projected operating requirements for 2016 and beyond.

The Company's primary source of operating funds since inception has been cash proceeds from member contributions.  The Company intends to raise additional capital through private placements of debt and equity securities, but there can be no assurance that these funds will be available on terms acceptable to the Company, or will be sufficient to enable the Company to fully complete its development activities or sustain operations. If the Company is unable to raise sufficient additional funds, it will have to develop and implement a plan to further extend payables, reduce overhead, or scale back its current business plan until sufficient additional capital is raised to support further operations. There can be no assurance that such a plan will be successful.

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Accordingly, the accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which contemplate continuation of the Company as a going concern and the realization of assets and satisfaction of liabilities in the normal course of business. The carrying amounts of assets and liabilities presented in the financial statements do not necessarily purport to represent realizable or settlement values. The financial statements do not include any adjustment that might result from the outcome of this uncertainty.

NOTE 3 – SIGNIFICANT ACCOUNTING POLICIES

Revenue recognition

The Company recognizes revenue in accordance with Accounting Standards Codification subtopic 605-10, Revenue Recognition (“ASC 605-10”) which requires that four basic criteria must be met before revenue can be recognized: (1) persuasive evidence of an arrangement exists; (2) delivery has occurred; (3) the selling price is fixed or determinable; and (4) collectability is reasonably assured.  Determination of criteria (3) and (4) are based on management's judgments regarding the fixed nature of the selling prices of the products delivered and the collectability of those amounts.

The Company typically uses the completed contract method for website development services, which typically have construction periods of 60 days or less. Contracts are considered complete when title has passed and the customer has accepted the product. The Company defers any revenue for which the product has not been delivered or services have not been rendered or are subject to refund until such time that the Company and the customer jointly determine that the product has been delivered or services have been rendered or no refund will be required.

Beginning in 2016, the Company launched an online service platform. The Company recognizes revenue on a monthly basis based upon a transaction fee plus a fixed monthly service charge.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Significant estimates include revenue recognition and the recoverability of long-lived assets. Actual results may differ from these estimates.

Concentrations of Credit Risk

The Company’s financial instruments that are exposed to a concentration of credit risk are cash and accounts receivable.

Three customers accounted for 72.6%, 15.4% and 12.0% (aggregate of 100%) of the Company’s total accounts receivable at September 30, 2016.

One customer accounted for 100% of the Company's total accounts receivable at December 31, 2015

The Company had four customers accounting for  32.3%, 23.7%, 21.5%, and 16.3%; (total of 93.8%) of total revenues for the nine months ended September 30, 2016.

The Company had three customers accounting for 39.1%, 21.0% and 12.3%; (total of 72.4%) of total revenues from February 12, 2015 through September 30, 2015.

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Cash

Cash consist of cash held in bank demand deposits. The Company considers all highly liquid instruments with original maturities of three months or less to be cash equivalents.

The Company maintains cash in bank accounts located in the United States, which, at times, may exceed federally insured limits or be uninsured. The Company has not experienced any losses in such accounts.

Accounts Receivable

Accounts receivable primarily consists of trade receivables, net of allowances. On a periodic basis, the Company evaluates its trade receivables and establishes an allowance for doubtful accounts based on its history of past bad debt expense, collections and current credit conditions.  The Company performs on-going credit evaluations of its customers and the customer’s current credit worthiness.  Collections and payments from customers are continuously monitored. The Company maintains an allowance for doubtful accounts, which is based upon historical experience as well as specific customer collection issues that have been identified.  As of September 30, 2016 and December 31, 2015, the Company’s allowance for doubtful accounts was $-0-.  If the financial condition of customers were to deteriorate, resulting in an impairment of their ability to make payments, additional allowances may be required in future periods.

Property and Equipment

Property and equipment consists of office equipment and is recorded at cost, less accumulated depreciation. Depreciation is computed using the straight-line method over the estimated useful lives of the related assets, which for computer and office equipment is three and five years, respectively. Expenditures for major renewals and betterments that extend the useful lives of the property and equipment are capitalized. Expenditures for maintenance and repairs are charged to expense as incurred.

Advertising

The Company's advertising costs are expensed as incurred.  Advertising expense was $9,252 and $30,690 for the nine months ended September 30, 2016 and from February 12, 2015 (date of inception) through September 30, 2015, respectively.

Income taxes

The Company has elected to be treated under the Internal Revenue Code as a Limited Liability Company (LLC).  As a limited liability company, the Company’s taxable income or loss is allocated to members in accordance with their respective percentage ownership. The Company’s 2015 tax return is open for review by the Internal Revenue Service.

Segment information

Accounting Standards Codification (“ASC”) establishes standards for reporting information regarding operating segments in annual financial statements and requires selected information for those segments to be presented in interim financial reports issued to stockholders.  ASC also establishes standards for related disclosures about products and services and geographic areas.  Operating segments are identified as components of an enterprise about which separate discrete financial information is available for evaluation by the chief operating decision maker, or decision-making group, in making decisions how to allocate resources and assess performance.  The Company applies the management approach to the identification of our reportable operating segment as provided in accordance with ASC.  The information disclosed herein materially represents all of the financial information related to the Company’s principal operating segment.

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Fair value of financial instruments

Fair value estimates discussed herein are based upon certain market assumptions and pertinent information available to management as of September 30, 2016 and December 31, 2015.  The respective carrying value of certain on-balance-sheet financial instruments approximated their fair values. These financial instruments include cash and accounts payable.  Fair values were assumed to approximate carrying values for cash and payables because they are short term in nature and their carrying amounts approximate fair values or they are payable on demand.

Recent Accounting Pronouncements

In August 2014, FASB issued ASU 2014-15, Presentation of Financial Statements Going Concern, which provides guidance to reduce diversity in the timing and content of footnote disclosures. The amendment requires management to assess the Company’s ability to continue as a going concern by incorporating and expanding upon certain principles that are currently in U.S. auditing standards. The Company has to define the term of substantial doubt, which has to be evaluated every reporting period including interim periods. Management has to provide principles for considering the mitigating effect of its plan, and disclose when substantial doubt is alleviated as well as when it is not alleviated. The Company is required to assess management’s plan for a period of one year after the financial statements are issued (or available to be issued). The amendment is effective for annual periods ending after December 15, 2016. Early adoption is permitted. The Company is currently assessing the impact of implementing the new guidance.

In May 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2014-09, which creates ASC 606, Revenue from Contracts with Customers, and supersedes the revenue recognition requirements in ASC 605, Revenue Recognition, including most industry-specific revenue recognition guidance throughout the Industry Topics of the Codification. In addition, ASU 2014-09 supersedes the cost guidance in Subtopic 605-35, Revenue Recognition—Construction-Type and Production-Type Contracts, and creates new Subtopic 340-40, Other Assets and Deferred Costs—Contracts with Customers. In summary, the core principle of ASC 606 is to recognize revenue when promised goods or services are transferred to customers in an amount that reflects the consideration that is expected to be received for those goods or services. The amendments in ASU 2014-09 are effective for annual reporting periods beginning after December 15, 2016, including interim periods within that reporting period, and early application is not permitted. Therefore, the amendments in ASU 2014-09 will become effective for the Company as of the beginning of the 2017 fiscal year. The Company is currently assessing the impact of adoption.

There were various updates recently issued, most of which represented technical corrections to the accounting literature or application to specific industries and are not expected to a have a material impact on the Company's financial position, results of operations or cash flows.

NOTE 4 – PROPERTY AND EQUIPMENT

The Company has property and equipment that consist of computers and related accessories, and office furniture.  The depreciation is calculated using the straight line method over the life of the property.  All property has a useful life of 3 to 5 years.  The following table summarizes these assets as of September 30, 2016 and December 31, 2015:

	September 30, 2016	December 31, 2015
Computer equipment	$5,988	$5,988
Office equipment	-	1,675
	5,988	7,663
Accumulated Depreciation	2,655	1,325
	$3,333	$6,338

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For the nine months ended September 30, 2016 and from February 12, 2015 through September 30, 2015, depreciation expense charged to operations was $1,637 and $742, respectively. During the nine months ended September 30, 2016, the Company incurred a $1,368 loss on abandonment of office equipment upon relocation of offices.

NOTE 5 – RELATED PARTY TRANSACTIONS

Loans from members in the amount of $100,000 and $24,588 at September 30, 2016 and December 31, 2015, respectively, consist of non-interest bearing working capital advances and expense reimbursements due to two of the Company’s members.

NOTE 6 – SUBSEQUENT EVENTS

In accordance with the requirements of ASC 855, Subsequent Events, the Company evaluates events that have occurred after the balance sheet date but before the financial statements are issued.

On November 28, 2016, the Company converted into a Colorado corporation and changed its name from DDDigtal LLC to DDDigtal Inc. This conversion was effective November 28, 2016.

On December 15, 2016, the Company, Zachary Marburger and all of the stockholders of the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) with MassRoots, Inc. (“MassRoots”) and Whaxy Inc., a wholly-owned subsidiary of MassRoots (“Merger Subsidiary”). Pursuant to the Merger Agreement, Merger Subsidiary will be merged with and into the Company, whereby the separate corporate existence of Merger Subsidiary will cease and the Company will survive (the “Surviving Entity”) as a wholly-owned subsidiary of MassRoots (the “Merger”).

Upon effectiveness of the Merger (such time, the “Effective Date”), MassRoots will issue 2,926,829 shares of its common stock, par value $0.001 per share (“Common Stock”), to the stockholders of the Company, allocated pro-rata based on each stockholder’s respective holdings of common stock of the Company immediately prior to the Effective Date (the “Merger Share Consideration”); and each share of the common stock of Merger Subsidiary will be converted into one newly issued, fully paid and non-assessable share of common stock of the Surviving Entity. MassRoots also agreed to pay $80,000 to Zachary Marburger, with $40,000 payable at the Effective Date and the remaining $40,000 payable upon completion of a full year of service as the Company’s Vice President of Strategy, and $20,000 to Micah Davidson (the “Merger Cash Consideration”). The Merger Cash Consideration is in repayment of debt obligations owed by the Company to Messrs. Marburger and Davidson.

The closing of the Merger is also subject to various conditions, including the Massroot’s employment of Zachary Marburger as the new Vice President of Strategy, the engagement of Micah Davidson as a Senior Software Engineer and the receipt of a Lock-Up Agreement between MassRoots and each stockholder of the Company prohibiting the sale or transfer of shares of Common Stock acquired as Merger Share Consideration, for a period of six (6) months from the Effective Date.

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